UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 24, 2016

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the “SEC”), Independent Bank Group, Inc., a Texas corporation (the “Company”), is furnishing to the SEC a press release that the Company will issue on October 24, 2016 (the “Press Release”). The Press Release will disclose information regarding the Company’s results of operations for the three and nine months ended September 30, 2016, and the Company’s financial condition as of September 30, 2016.
Item 7.01.    Regulation FD Disclosure.
On October 25, 2016, officers of the Company are having a conference call with respect to earnings in the third quarter and in the year to date period of 2016. A copy of the Earnings Release Presentation materials is attached as Exhibit 99.2.

In accordance with the General Instruction B.2 of Form 8-K, the information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, which are furnished herewith pursuant to and relate to Item 2.02 and Item 7.01, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.
The following related to foregoing Item 2.02 is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit
Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated October 24, 2016, reporting Third Quarter Financial Results
Exhibit 99.2	Earnings Release Presentation Materials, dated October 25, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 24, 2016
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated October 24, 2016, reporting Third Quarter Financial Results
Exhibit 99.2	Earnings Release Presentation Materials, dated October 25, 2016.